UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Wyndham Worldwide Corporation
(Name of Registrant as Specified In Its Charter)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 09, 2017 WYNDHAM WORLDWIDE CORPORATION You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. WYNDHAM WORLDWIDE CORPORATION ATTN: EVA JOSEPH 22 SYVAN WAY PARSIPPANY, NJ 07054 0000316445_1 R1.0.1.15 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 17, 2017 Date: May 09, 2017Time: 11:30 AM EDT Location: Wyndham Worldwide Corporation 22 Sylvan Way Parsippany, New Jersey 07054

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods  marked by the arrow available and follow the instructions. 0000316445_2 R1.0.1.15 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1. Notice and Proxy Statement and2. 2016 Annual Report to Shareholders How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. FOR the election of each of the Director nominees Nominees a) f) Myra J. Biblowit Brian M. Mulroney b) Louise F. Brady g) Pauline D.E. Richards c) h) James E. Buckman Michael H. Wargotz d) George Herrera e) Stephen P. Holmes The Board of Directors recommends you vote FOR proposal 2 2. To vote on an advisory resolution to approve executive compensation NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting. The Board of Directors recommends you vote for 1 YEAR on proposal 3 3. To vote on an advisory resolution on the frequency of the advisory vote on executive compensation The Board of Directors recommends you vote FOR proposal 4 4. To vote on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2017 The Board of Directors recommends you vote AGAINST proposal 5 5. To vote on a shareholder proposal regarding political contributions disclosure if properly presented at the meeting 0000316445_3 R1.0.1.15 Voting items

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